EXHIBIT 99.1

                                                         Barclays Bank PLC
                                                         5 The North Colonnade
                                                         Canary Wharf
                                                         London E14 4BB
                                                         Tel +44 (0)20 7623 2323


DATE:                   May 30, 2007

TO: The Bank of New York, not in its individual or corporate capacity but solely as Swap Contract Administrator for Alternative Loan Trust 2007-OH1

ATTENTION:              Matthew Sabino
TELEPHONE:              212-815-6093
FACSIMILE:              212-815-3986

FROM:                   Barclays Bank PLC

SUBJECT:                Fixed Income Derivatives Confirmation

REFERENCE NUMBER:       1762254B

The purpose of this long-form confirmation ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Barclays Bank PLC ("Party A") and The Bank of New York, not in its individual or corporate capacity but solely as Swap Contract Administrator for Alternative Loan Trust 2007-OH1 ("Party B") pursuant to a Swap Contract Administration Agreement and the Pooling and Servicing Agreement for Alternative Loan Trust 2007-OH1, dated as of May 1, 2007 among CWALT, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Base Agreement"). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "Confirmation" and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

      Each reference herein to a "Section" (unless specifically referencing the Base Agreement) or to a "Section of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each reference herein to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.



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2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:                    With respect to each Calculation
                                          Period, the amount as set forth in
                                          Schedule I attached hereto.

      Trade Date:                         May 17, 2007

      Effective Date:                     May 30, 2007

      Termination Date:                   June 25, 2012, subject to adjustment
                                          in accordance with the Business Day
                                          Convention.

      Fixed Amounts:

             Fixed Rate Payer:            Party B

             Fixed Rate Payer
             Period End Dates:            The 25th calendar day of each month
                                          during the Term of this Transaction,
                                          commencing June 25, 2007 subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

             Fixed Rate Payer
             Payment Dates:               The 25th calendar day of each month
                                          during the Term of this Transaction,
                                          commencing June 25, 2007, and ending
                                          on the Termination Date, subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

             Fixed Rate:                  5.12%

             Fixed Rate Day
             Count Fraction:              30/360

      Floating Amounts:

             Floating Rate Payer:         Party A

             Floating Rate Payer
             Period End Dates:            The 25th calendar day of each month
                                          during the Term of this Transaction,
                                          commencing June 25, 2007, and ending
                                          on the Termination Date, subject to
                                          adjustment in accordance with the
                                          Business Day Convention.

             Floating Rate Payer
             Payment Dates:               Early Payment shall be applicable. For
                                          each Calculation Period, the Floating
                                          Rate Payer Payment Date shall be the
                                          first Business Day prior to the
                                          related Floating Rate Payer Period End
                                          Date.

             Floating Rate Option:        USD-LIBOR-BBA

             Designated Maturity:         One month

             Spread:                      None

             Floating Rate Day
             Count Fraction:              Actual/360

             Reset Dates:                 The first day of each Calculation
                                          Period.

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             Compounding:                 Inapplicable

      Business Days:                      New York

      Business Day Convention:            Following

      Calculation Agent:                  Party A

      Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                                          Where,

                                          Net Payment Amount shall mean, for a
                                          Calculation Period, the excess of the
                                          larger aggregate amount payable and
                                          currently owed by one party over the
                                          smaller aggregate amount payable and
                                          currently owed by the other party.

      Account Details and Settlement Information:

             Payments to Party A: Correspondent: BARCLAYS BANK PLC NEW YORK
                                  FEED: 026002574
                                  Beneficiary:  BARCLAYS SWAPS
                                  Beneficiary Account: 050-01922-8

             Payments to Party B: The Bank of New York
                                  New York, NY
                                  ABA # 021-000-018
                                  GLA # 111-565
                                  For Further Credit:  TAS A/C 540888
                                  Attn: Matthew Sabino 212-815-6093
                                  Fax: 212-815-3986

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3.    Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1. Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in
            Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

            "Specified Indebtedness" will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

            "Threshold Amount" means with respect to Party A an amount equal to 3% of Party A's shareholders' equity (on a consolidated basis) determined in accordance with generally accepted accounting principles in Party A's jurisdiction of incorporation or organization as at the end of Party A's most recently completed fiscal year.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause (4) thereof shall

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            not apply to Party B with respect to proceedings or petitions instituted or presented by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is effected by or contemplated in connection with the Base Agreement or (ii) any appointment to which Party B has not become subject; and provided further that clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses of Section 5(a)(vii) that are not applicable to Party B.

      (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
      Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply; provided, however, that, if an Early Termination Date has been designated by Party B in respect of a Derivative Provider Trigger Event, the following provisions will apply:

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      (A)   The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

            "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

      (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

            "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

            (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

            (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

            (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

      (C) Party A may obtain Market Quotations, and if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

      (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

            "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement

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                  Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses
                  (II) and (III) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

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Part 2. Tax Matters.

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  None.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  None.

            (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i) Indemnifiable Tax. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in
            Section 14). In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, unless the Tax is due to a Change in Tax Law and otherwise satisfies the definition of Indemnifiable Tax provided in
            Section 14.

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Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver  Form/Document/                                              Date by which to
document                   Certificate                                                 be delivered
Party A and Party B        Any form or document required or reasonably requested to    Within 30 days after the date of this
                           allow the other party to make payments under the            Agreement.
                           Agreement without any deduction or withholding for or on
                           account of any Tax, or with such deduction or withholding
                           at a reduced rate.

(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to    Form/Document/                                Date by which to                             Covered by Section
deliver document     Certificate                                   be delivered                                 3(d) Representation
Party A and          Any documents reasonably required by the      Upon the execution and delivery of this      Yes
Party B              receiving party to evidence the authority     Agreement
                     of the delivering party or its Credit
                     Support Provider, if any, for it to
                     execute and deliver the Agreement, this
                     Confirmation, and any Credit Support
                     Documents to which it is a party, and to
                     evidence the authority of the delivering
                     party or its Credit Support Provider to
                     perform its obligations under the
                     Agreement, this Confirmation and any
                     Credit Support Document, as the case may
                     be

Party A and          A certificate of an authorized officer of     Upon the execution and delivery of this      Yes
Party B              the party, as to the incumbency and           Agreement
                     authority of the respective officers of the
                     party signing the Agreement, this
                     Confirmation, and any relevant Credit
                     Support Document, as the case may be

Party A              Annual Report of Party A containing           Promptly upon request after becoming         Yes
                     consolidated financial statements certified   publicly available
                     by independent certified public accountants
                     and prepared in accordance with generally
                     accepted accounting principles in the
                     country in which Party A is organized

Party A              An opinion of counsel to Party A reasonably   Upon the execution and delivery of this      No
                     satisfactory to Party B.                      Agreement

Party B              An opinion of counsel to Party B reasonably   Upon the execution and delivery of this      No
                     satisfactory to Party A.                      Agreement

Party B              An executed copy of the Base Agreement        Upon the filing of the Base Agreement on     No
                                                                   the Security and Exchange Commission's
                                                                   EDGAR system

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Part 4. Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Address:      5 The North Colonnade
                    Canary Wharf
                    London E14 4BB
      Facsimile:    44(20) 777 36461
      Phone:        44(20) 777 36810

      (For all purposes)

      Address for notices or communications to Party B:

      Address:             The Bank of New York
                           101 Barclay Street - 4W Floor
                           New York, NY 10286
      Attention:           Corporate Trust Administration MBS Administration
                           CWALT, Inc. Series 2007-OH1
      Facsimile:           212-815-3986
      Phone:               212-815-6093

      (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is a Multibranch Party and may act through its London and New York Offices.

      Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is Party A.

(f)   Credit Support Document.

      Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:      None.

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(h)   Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

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Part 5. Others Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Base Agreement.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                  (1) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party."

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-" and (ii) deleting the final paragraph thereof.

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(c)   Additional Termination Events. The following Additional Termination Events will apply:

      (i) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (as defined in Part 1(f)(i) above) and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) Amendment of Base Agreement. If, without the prior written consent of Party A where such consent is required under the Base Agreement, an amendment is made to the Base Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Base Agreement that is entered into solely for the purpose of appointing a successor master servicer or trustee) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

      (iv)  [Reserved]

      (v)   [Reserved]

      (vi) Regulation AB Compliance. Party A and Party B hereby agree that the terms of Item 1115 Agreement, dated as of February 16, 2006, between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Barclays Bank PLC (the "Regulation AB Agreement") shall be incorporated into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.

(d) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold of each relevant Swap Rating Agency (such event, a "Required Ratings Downgrade Event"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(e)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Subject to Section 6(b)(ii), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition, except that:

            (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

            (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

            (c) Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A's offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days' prior written notice to Party B and the Trustee; provided that, with respect to this clause (c), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer and (E) Party A obtains in respect of such transfer a written acknowledgement of satisfaction of the Rating Agency Condition (except for Moody's). Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer."

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(f) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Base Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Swap Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Swap Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. Party B shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Swap Trust from the Trust Fund created pursuant to the Base Agreement. This provision will survive the termination of this Agreement.

(g) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(h)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or
      Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(i) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and each relevant Swap Rating Agency (other than Moody's) confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Certificates.

(j) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(k) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Swap Trust, or the Trust Fund formed pursuant to the Base Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding. This provision will survive the termination of this Agreement.

(l) Swap Contract Administrator Liability Limitations. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator for Alternative Loan Trust 2007-OH1; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator for Alternative Loan Trust 2007-OH1) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Base Agreement. This Part 5(l) shall survive the termination of this Agreement.

(m) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(n) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(o) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(p) Regarding Party A. Party B acknowledges and agrees that Party A, in its capacity as swap provider, has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Alternative Loan Trust 2007-OH1; (ii) the selection of any person performing services for or acting on behalf of the Trust Fund; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information (other than disclosure and information furnished by Party A) contained in any prospectus and prospectus supplement for the Certificates, the Base Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of the Trust Fund, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of the Trust Fund's existence.

(q) Optional Termination. Upon the occurrence of an Optional Termination pursuant to Article IX of the Base Agreement, Party A and Party B hereby release one another from all duties and obligations owed under and in respect of the Transaction, other than any liabilities or obligations arising on or prior to the final Distribution Date under the Base Agreement. Party A and Party B further agree that, not withstanding the provisions of the Confirmation, an Early Termination Date in respect of the Transaction will occur on the final Distribution Date under the Base Agreement, as if an Additional Termination Event had occurred with respect to Party A and Party B as Affected Parties; provided, however, that no amounts other than any Unpaid Amounts will be payable by either party in connection with such Early Termination Date.

      Pursuant to a swaption transaction between Party A and Countrywide Home Loans, Inc., a transaction evidenced by a confirmation dated as of the date hereof with the reference number 1772713B (the "Swaption Confirmation") will become effective with terms identical to the terms of this Transaction, (except as modified pursuant to the Swaption Confirmation) for the period commencing on the Effective Date (as defined in the Swaption Confirmation) and ending on the Termination Date (as defined in the Swaption Confirmation).

(r)   Additional Definitions.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Base Agreement. In addition, as used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

            "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

            "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (e) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

            "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than Illegality or Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

            "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party A under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition (other than with respect to Moody's), and either

            (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to deduction or withholding for Tax and such opinion has been delivered to Moody's, (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

            "Eligible Guarantor" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

            "Eligible Replacement" means an entity (A) (i) that has credit ratings at least equal to the Approved Ratings Threshold, (ii) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (iii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement (or any replacement agreement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with the Depositor or has agreed to incorporate substantially similar provisions in the confirmation or relevant Transfer Agreement in connection with a Replacement Transaction or Permitted Transfer.

            "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

            "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

            "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

            "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

            "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

            "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps, (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under
            Section 2(d)(i)(4), (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably withheld, (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders, as determined by Party B in its sole discretion, (f) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (g) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (h) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (i) Moody's has been given prior written notice of such transfer and the Rating Agency Condition (other than with respect to Moody's) is satisfied; and (j) such transfer otherwise complies with the terms of the Base Agreement.

            "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the relevant Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

            "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

            "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

            "Required Ratings Downgrade Event" shall have the meaning assigned thereto in Part 5(d).

            "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

            "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

            "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

            "Swap Rating Agencies" means, with respect to any date of determination, each of S&P and Moody's, but only to the extent that each such rating agency is then providing a rating for any of the Certificates issued under the Base Agreement.


               [Remainder of this page intentionally left blank.]

The time of dealing will be confirmed by Party A upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both
(i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

----------------------------------------------------------------------------
For and on behalf of              For and on behalf of
BARCLAYS BANK PLC                 THE BANK OF NEW YORK, not in its
                                  individual or corporate capacity but
                                  solely as Swap Contract Administrator
                                  for Alternative Loan Trust 2007-OH1
----------------------------------------------------------------------------

/s/ Shain Kalmanowitz             /s/ William J. Herrmann
--------------------------------- ------------------------------------------
Name:  Shain Kalmanowitz          Name:  William J. Herrmann
Title: Authorized Signatory       Title: Assistant Treasurer
Date:                             Date:

----------------------------------------------------------------------------

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

                                   SCHEDULE I

(all such dates subject to adjustment in accordance with the Following Business Day Convention)

      From and including           To but excluding       Notional Amount (USD)
         May 30, 2007               June 25, 2007              487,554,500
        June 25, 2007               July 25, 2007              470,362,400
        July 25, 2007              August 25, 2007             453,776,500
       August 25, 2007            September 25, 2007           437,775,500
      September 25, 2007           October 25, 2007            422,338,700
       October 25, 2007           November 25, 2007            407,446,300
      November 25, 2007           December 25, 2007            393,079,000
      December 25, 2007            January 25, 2008            379,218,300
       January 25, 2008           February 25, 2008            365,846,400
      February 25, 2008             March 25, 2008             352,946,000
        March 25, 2008              April 25, 2008             340,500,500
        April 25, 2008               May 25, 2008              328,493,800
         May 25, 2008               June 25, 2008              316,910,500
        June 25, 2008               July 25, 2008              305,735,600
        July 25, 2008              August 25, 2008             294,954,800
       August 25, 2008            September 25, 2008           284,554,100
      September 25, 2008           October 25, 2008            274,520,200
       October 25, 2008           November 25, 2008            264,840,100
      November 25, 2008           December 25, 2008            255,501,300
      December 25, 2008            January 25, 2009            246,491,800
       January 25, 2009           February 25, 2009            237,800,000
      February 25, 2009             March 25, 2009             229,414,700
        March 25, 2009              April 25, 2009             221,325,100
        April 25, 2009               May 25, 2009              213,520,800
         May 25, 2009               June 25, 2009              205,991,700
        June 25, 2009               July 25, 2009              198,728,000
        July 25, 2009              August 25, 2009             191,720,500
       August 25, 2009            September 25, 2009           184,960,100
      September 25, 2009           October 25, 2009            178,438,100
       October 25, 2009           November 25, 2009            172,146,000
      November 25, 2009           December 25, 2009            166,075,800
      December 25, 2009            January 25, 2010            160,219,700
       January 25, 2010           February 25, 2010            154,570,100
      February 25, 2010             March 25, 2010             149,119,700
        March 25, 2010              April 25, 2010             143,861,500
        April 25, 2010               May 25, 2010              138,788,700
         May 25, 2010               June 25, 2010              133,894,800
        June 25, 2010               July 25, 2010              129,173,400
        July 25, 2010              August 25, 2010             124,618,500
       August 25, 2010            September 25, 2010           120,224,200
      September 25, 2010           October 25, 2010            115,984,900
       October 25, 2010           November 25, 2010            111,895,100
      November 25, 2010           December 25, 2010            107,949,500
      December 25, 2010            January 25, 2011            104,143,000
       January 25, 2011           February 25, 2011            100,470,700
      February 25, 2011             March 25, 2011              96,927,900
        March 25, 2011              April 25, 2011              93,510,000

        April 25, 2011               May 25, 2011               90,212,700
         May 25, 2011               June 25, 2011               87,031,600
        June 25, 2011               July 25, 2011               83,962,700
        July 25, 2011              August 25, 2011              81,002,000
       August 25, 2011            September 25, 2011            78,145,700
      September 25, 2011           October 25, 2011             75,390,100
       October 25, 2011           November 25, 2011             72,731,700
      November 25, 2011           December 25, 2011             70,167,000
      December 25, 2011            January 25, 2012             67,692,800
       January 25, 2012           February 25, 2012             65,305,800
      February 25, 2012             March 25, 2012              63,003,000
        March 25, 2012              April 25, 2012              60,781,400
        April 25, 2012               May 25, 2012               58,638,100
         May 25, 2012               June 25, 2012               56,570,400

                                     Annex A

                    Paragraph 13 of the Credit Support Annex

                                                                         ANNEX A

                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                        dated as of May 30, 2007 between
      Barclays Bank PLC (hereinafter referred to as "Party A" or "Pledgor")
                                       and
The Bank of New York, not in its individual or corporate capacity but solely as
  Swap Contract Administrator for Alternative Loan Trust 2007-OH1 (hereinafter referred to as "Party B" or "Secured Party").

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13. Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on the next Local Business Day following a Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                  The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                  (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                  (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                  (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                  (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                  (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)  Eligible Collateral.

            On any date, the following items will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                                                               Moody's                Moody's
                                                                   S&P Valuation            First Trigger         Second Trigger
     Collateral                                                      Percentage         Valuation Percentage   Valuation Percentage
     ----------                                                      ----------         --------------------   --------------------
(A)   Cash                                                              100%                     100%                   100%

(B)   Fixed-rate negotiable debt obligations issued by the
      U.S. Treasury Department having a remaining maturity on          98.5%                     100%                   100%
      such date of not more than one year

(C)   Fixed-rate negotiable debt obligations issued by the
      U.S. Treasury Department having a remaining maturity on          91.0%                     100%                    94%
      such date of more than one year but not more than ten years

(D)   Fixed-rate negotiable debt obligations issued by the
      U.S. Treasury Department having a remaining maturity on          88.0%                     100%                    88%
      such date of more than ten years

      Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor's expense, agree to other Valuation Percentages in relation to (B) through (D) above with the relevant Swap Rating Agency (to the extent such Swap Rating Agency is providing a rating for the Certificates), and upon such agreement (as evidenced in writing), such Valuation Percentages shall supersede those set forth in the preceding table.

(iii) Other Eligible Support.

      The following items will qualify as "Other Eligible Support" for the party specified:

      Such Other Eligible Support as the Pledgor may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant Swap Rating Agency (to the extent such Swap Rating Agency is providing a rating for the Certificates) shall have been obtained. For the avoidance of doubt, there are no items that qualify as Other Eligible Support as of the date of this Annex.

(iv)  Threshold.

      (A)   "Independent Amount" means zero with respect to Party A and Party B.

      (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if (i) no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (ii) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed; otherwise, infinity.

                  "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000; provided, however, that if the aggregate Certificate Principal Balance of Certificates rated by S&P ceases to be more than USD 50,000,000, "Minimum Transfer Amount" means USD 50,000; provided further, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, "Minimum Transfer Amount" means zero.

            (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A. The Valuation Agent's calculations shall be made in accordance with standard market practices using commonly accepted third party sources such as Bloomberg or Reuters.

      (ii)  "Valuation Date" means each Local Business Day.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which neither Party A nor, to the extent applicable, its Credit Support Provider has a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and
            (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

      (vi) Notice to S&P. At any time at which neither Party A (nor, to the extent applicable, its Credit Support Provider) has a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral will be calculated as follows:

            For Eligible Collateral comprised of Cash, the amount of such Cash.

            For Eligible Collateral comprising securities, the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and
            (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply; provided, that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians.

            Party B is not and will not be entitled to hold Posted Collateral. Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the Custodian for Party B shall be the same banking institution that acts as Trustee for the Certificates for Party B.

            Initially, the Custodian for Party B is: The Bank of New York.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii); provided, however, that the Trustee shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A; provided further, that such investments designated by Party A shall be limited to money market funds rated "AAAm" or "AAAm-G" by S&P and from which such invested Cash Posted Credit Support may be withdrawn upon no more than 2 Local Business Day's notice of a request for withdrawal.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash pursuant to Paragraph 13(g)(ii).

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A:

             5 The North Colonnade
             Canary Wharf
             London  E14 4BB, England
             Attention:    Swaps Documentation
             Facsimile No.:0207-773-6857/6858
             Telephone No.:0207-773-6915/6904

             with a copy to:

             General Counsel's Office
             200 Park Avenue
             New York, NY  10166

             Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian, at the address specified for Party B pursuant to the Notices Section of this Agreement.

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified in writing from time to time by the party to which such Transfer will be made.

(m)   Other Provisions.

      (i) Collateral Account. Upon the occurrence of a reduction of Party A's Threshold to zero, the Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated trust account and to hold, record and identify all the Posted Collateral in such segregated trust account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex

            (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and
            (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (viii) Additional Definitions. As used in this Annex:

            "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

            "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

            "Local Business Day" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of the Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and such other places as the parties shall agree.

            "Moody's First Trigger Additional Collateralized Amount" means, with respect to any Transaction and any Valuation Date, the product of the applicable Moody's First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

            "Moody's First Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

            "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which (I) a Moody's First
                        Trigger Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger

                        Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of
                        (a) zero and (b) sum of (i) the Secured Party's Exposure for such Valuation Date and (ii) the aggregate of Moody's First Trigger Additional Collateralized Amounts for all Transactions; or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "Moody's Second Trigger Additional Collateralized Amount" means, with respect to any Transaction and any Valuation Date, (A) if such Transaction is not a Transaction-Specific Hedge, the product of the applicable Moody's Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date and (B) if such Transaction is a Transaction-Specific Hedge, the product of the applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date

            "Moody's Second Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

            "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which it is the case that a
                        Moody's Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the sum of the amounts of the next payment due to be paid by Party
                        A under each Transaction to which this Annex relates, and (c) the sum of (x) the Secured Party's Exposure for such Valuation Date and (y) the aggregate of Moody's
                        Second Trigger Additional Collateralized Amounts for all
                        Transactions; or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "S&P Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which (i) no Relevant Entity
                        has credit ratings from S&P at least equal to the S&P
                        Required Ratings Threshold or (ii) an S&P Rating
                        Threshold Event has occurred and been continuing for at least 30 days, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of the S&P Volatility Buffer for each

                        Transaction to which this Annex relates and the Notional Amount of each such Transaction for the Calculation Period which includes such Valuation Date, or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "S&P Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

            "S&P Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

            "S&P Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

            -----------------------------------------------------------------------------------------------------

            The higher of  the S&P credit      Remaining        Remaining        Remaining         Remaining
            rating of (i) Party A and          Weighted         Weighted          Weighted          Weighted
            (ii) the Credit Support             Average          Average      Average Maturity  Average Maturity
            Provider of Party A, if            Maturity         Maturity       up to 10 years    up to 30 years
            applicable                       up to 3 years    up to 5 years
            -----------------------------------------------------------------------------------------------------
            At least "A-2"                       2.75%            3.25%            4.00%             4.75%
            -----------------------------------------------------------------------------------------------------
            "A-3"                                3.25%            4.00%            5.00%             6.25%
            -----------------------------------------------------------------------------------------------------
            "BB+" or lower                       3.50%            4.50%            6.75%             7.50%
            -----------------------------------------------------------------------------------------------------

            "Transaction-Specific Hedge" means any Transaction that is a cap, floor or swaption, or a Transaction in respect of which (x) the notional amount is "balance guaranteed" or (y) the notional amount for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

            "Valuation Percentage" shall mean, for purposes of determining the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

            "Value" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.







                [Remainder of this page intentionally left blank]

                                                                  Table 1

-----------------------------------------------------------------------------------------------------------------------------------
                    Remaining
              Weighted Average Life                Moody's First Trigger Factor--Single  Moody's First Trigger Factor--Currency
                of Hedge in Years                     Currency Interest Rate Hedges                       Hedges
-----------------------------------------------------------------------------------------------------------------------------------
             Equal to or less than 1                              0.15%                                    1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 1 but less than or equal to 2                        0.30%                                    1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 2 but less than or equal to 3                        0.40%
                                                                                                           1.30%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 3 but less than or equal to 4
                                                                  0.60%                                    1.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 4 but less than or equal to 5
                                                                  0.70%                                    1.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 5 but less than or equal to 6
                                                                  0.80%                                    1.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 6 but less than or equal to 7
                                                                  1.00%                                    1.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 7 but less than or equal to 8
                                                                  1.10%                                    1.70%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 8 but less than or equal to 9
                                                                  1.20%                                    1.80%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 9 but less than or equal to 10
                                                                  1.30%                                    1.90%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 10 but less than or equal to 11
                                                                  1.40%                                    1.90%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 11 but less than or equal to 12
                                                                  1.50%                                    2.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 12 but less than or equal to 13
                                                                  1.60%                                    2.10%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 13 but less than or equal to 14
                                                                  1.70%                                    2.10%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 14 but less than or equal to 15
                                                                  1.80%                                    2.20%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 15 but less than or equal to 16
                                                                  1.90%                                    2.30%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 16 but less than or equal to 17
                                                                  2.00%                                    2.30%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 17 but less than or equal to 18
                                                                  2.00%                                    2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 18 but less than or equal to 19
                                                                  2.00%                                    2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 19 but less than or equal to 20
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 20 but less than or equal to 21
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 21 but less than or equal to 22
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 22 but less than or equal to 23
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------


                                       11

-----------------------------------------------------------------------------------------------------------------------------------
Greater than 23 but less than or equal to 24
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 24 but less than or equal to 25
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 25 but less than or equal to 26
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 26 but less than or equal to 27
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 27 but less than or equal to 28
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 28 but less than or equal to 29
                                                                  2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 29                                                   2.00%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    Table 2

-----------------------------------------------------------------------------------------------------------------------------------
                    Remaining
              Weighted Average Life                Moody's Second Trigger Factor--Single    Moody's Second Trigger Factor--Currency
                of Hedge in Years                        Currency Interest Rate Swaps                        Swaps
-----------------------------------------------------------------------------------------------------------------------------------
             Equal to or less than 1                                 0.50%                                   6.10%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 1 but less than or equal to 2                           1.00%                                   6.30%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 2 but less than or equal to 3                           1.50%                                   6.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 3 but less than or equal to 4                           1.90%                                   6.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 4 but less than or equal to 5                           2.40%                                   6.70%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 5 but less than or equal to 6                           2.80%                                   6.80%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 6 but less than or equal to 7                           3.20%                                   7.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 7 but less than or equal to 8                           3.60%                                   7.10%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 8 but less than or equal to 9                           4.00%                                   7.20%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 9 but less than or equal to 10                          4.40%                                   7.30%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 10 but less than or equal to 11                         4.70%                                   7.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 11 but less than or equal to 12                         5.00%                                   7.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 12 but less than or equal to 13                         5.40%                                   7.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 13 but less than or equal to 14                         5.70%                                   7.70%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 14 but less than or equal to 15                         6.00%                                   7.80%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 15 but less than or equal to 16                         6.30%                                   7.90%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 16 but less than or equal to 17                         6.60%                                   8.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 17 but less than or equal to 18                         6.90%                                   8.10%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 18 but less than or equal to 19                         7.20%                                   8.20%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 19 but less than or equal to 20                         7.50%                                   8.20%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 20 but less than or equal to 21                         7.80%                                   8.30%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 21 but less than or equal to 22                         8.00%                                   8.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 22 but less than or equal to 23                         8.00%                                   8.50%
-----------------------------------------------------------------------------------------------------------------------------------


                                       13

-----------------------------------------------------------------------------------------------------------------------------------
Greater than 23 but less than or equal to 24                         8.00%                                   8.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 24 but less than or equal to 25                         8.00%                                   8.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 25 but less than or equal to 26                         8.00%                                   8.70%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 26 but less than or equal to 27                         8.00%                                   8.80%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 27 but less than or equal to 28                         8.00%                                   8.80%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 28 but less than or equal to 29                         8.00%                                   8.90%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 29                                                      8.00%                                   9.00%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Table 3

-----------------------------------------------------------------------------------------------------------------------------------
                     Remaining
               Weighted Average Life                 Moody's Second Trigger Factor--Single  Moody's Second Trigger Factor--Currency
                 of Hedge in Years                      Currency Interest Rate Hedges                      Hedges
-----------------------------------------------------------------------------------------------------------------------------------
              Equal to or less than 1                               0.65%                                  6.30%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 1 but less than or equal to 2                          1.30%                                  6.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 2 but less than or equal to 3                          1.90%                                  6.90%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 3 but less than or equal to 4                          2.50%                                  7.10%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 4 but less than or equal to 5                          3.10%                                  7.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 5 but less than or equal to 6                          3.60%                                  7.70%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 6 but less than or equal to 7                          4.20%                                  7.90%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 7 but less than or equal to 8                          4.70%                                  8.20%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 8 but less than or equal to 9                          5.20%                                  8.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 9 but less than or equal to 10                         5.70%                                  8.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 10 but less than or equal to 11                        6.10%                                  8.80%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 11 but less than or equal to 12                        6.50%                                  9.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 12 but less than or equal to 13                        7.00%                                  9.20%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 13 but less than or equal to 14                        7.40%                                  9.40%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 14 but less than or equal to 15                        7.80%                                  9.60%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 15 but less than or equal to 16                        8.20%                                  9.80%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 16 but less than or equal to 17                        8.60%                                  10.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 17 but less than or equal to 18                        9.00%                                  10.10%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 18 but less than or equal to 19                        9.40%                                  10.30%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 19 but less than or equal to 20                        9.70%                                  10.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 20 but less than or equal to 21                        10.00%                                 10.70%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 21 but less than or equal to 22                        10.00%                                 10.80%
-----------------------------------------------------------------------------------------------------------------------------------


                                       15

-----------------------------------------------------------------------------------------------------------------------------------
Greater than 22 but less than or equal to 23                        10.00%                                 11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 23 but less than or equal to 24                        10.00%                                 11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 24 but less than or equal to 25                        10.00%                                 11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 25 but less than or equal to 26                        10.00%                                 11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 26 but less than or equal to 27                        10.00%                                 11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 27 but less than or equal to 28                        10.00%                                 11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 28 but less than or equal to 29                        10.00%                                 11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than 29                                                     10.00%                                 11.00%
-----------------------------------------------------------------------------------------------------------------------------------

                                     Annex B

                             Regulation AB Agreement

         Item 1115 Agreement dated as of February 16, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BARCLAYS BANK PLC, as counterparty (the "Counterparty").

                                   RECITALS

                  WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

                  WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

                  NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.        Definitions

                  Company Information: As defined in Section 4(a)(i).

                  Company Financial Information: As defined in Section
2(a)(ii).

                  Countrywide Indemnified Party: As defined in Section 4(a).

                  Counterparty Indemnified Party: As defined in Section 4(b).

                  Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

                  GAAP: As defined in Section 3(a)(v).

                  EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

                  Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

                  Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

                  Indemnified Party: As defined in Section 4(b).

                  Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

                  Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.        Information to Be Provided by the Counterparty.

         (a)      Prior to printing the related Prospectus Supplement,

                  (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                           (A)      The Counterparty's legal name (and any
                                    d/b/a);

                           (B)      the organizational form of the
                                    Counterparty;

                           (C) a description of the general character of the business of the Counterparty;

                           (D)      a description of any affiliation or
                                    relationship between the Counterparty and any of the following parties:

                                    (1)      CHL (or any other sponsor
                                             identified to the Counterparty by
                                             CHL);

                                    (2)      the related Depositor (as
                                             identified to the Counterparty by
                                             CHL);

                                    (3)      the SPV;

                                    (4)      Countrywide Home Loans Servicing
                                             LP (or any other servicer or
                                             master servicer identified to the
                                             Counterparty by CHL);

                                    (5)      The Bank of New York (or any
                                             other trustee identified to the
                                             Counterparty by CHL);

                                    (6)      any originator identified to the
                                             Counterparty by CHL;

                                    (7)      any enhancement or support
                                             provider identified to the
                                             Counterparty by CHL; and

                                    (8)      any other material transaction
                                             party identified to the
                                             Counterparty by CHL.

                  (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                           (A)      provide the financial data required by
                                    Item 1115(b)(1) or (b)(2) of Regulation AB
                                    (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                           (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

         (b)      Following the Closing Date with respect to a Transaction,

                  (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

                  (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

                  (iii) if the related Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A),
                           (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.        Representations and Warranties and Covenants of the
                  Counterparty.

         (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii),
                  Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

                  (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

                  (ii) The Counterparty or the entity that consolidates the Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

                  (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly incorporate by reference) the financial statements of the Counterparty.

                  (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

                  (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

                  (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

         (c) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in EDGAR-compatible format no later than the 25th calendar day of the month in which any of the representations or warranties in Section 3(a)(i) through (iii) ceased to be correct.

         (d) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.        Indemnification; Remedies

         (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Countrywide Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) any failure by the Counterparty to deliver any information, certification, accountants' consent or other material or to assign the Derivative Agreement when and as required under Section 2; or

                  (iii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

                  In the case of any failure of performance described in clause (a)(ii) of this Section, the Counterparty shall promptly reimburse the related Depositor and each Person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the SPV, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' consent or other material not delivered as required by the Counterparty.

         (b) The Depositor shall indemnify the Counterparty, each of its officers and directors and each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (each, a "Counterparty Indemnified Party"; and each of the Countrywide Indemnified Party and the Counterparty Indemnified Party shall be referred to as the "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any free writing prospectus with respect to the related Securities or the omission or alleged omission to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the indemnity set forth in this Section 4(b) shall not apply insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Information or the omission or alleged omission to state in the Company Information a material fact necessary in order to make the statements therein not misleading and/or (ii) a breach of the representations set forth in Sections 3(a) above.

         (c) Promptly after the Indemnified Party receives notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made pursuant to this Agreement, promptly notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the Indemnified Party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding the indemnifying party's election to appoint counsel to represent the Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the indemnifying party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the Indemnified Party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. In addition, for so long as the indemnifying party is covering all costs and expenses of the Indemnified Party as provided herein, no Indemnified Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

         (d) Nothing in this agreement shall be construed to allow the Indemnified Party to recover punitive damages or consequential damages from the indemnifying party.

         (e)      (i)      Any failure by the Counterparty to deliver any
                           information, report, accountants' consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in
                           Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination
                           Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative
                           Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master
                           Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

                  (ii) If the Counterparty has failed to deliver any information, report, or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the

                           Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

                  (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with
                           Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.        Miscellaneous.

         (a) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

         (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

         (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

         (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

         (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

         (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

         (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                  CWABS, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Vice President


                                  CWMBS, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Vice President


                                  CWALT, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Vice President



                                  CWHEQ, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Vice President


                                  COUNTRYWIDE HOME LOANS, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Senior Vice President

                                  BARCLAYS BANK PLC



                                  By:    /s/  Michael Wade
                                       --------------------------------------
                                        Name:   Michael Wade
                                        Title:  Managing Director





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